Exhibit 10.2

THE PAYMENT OF AMOUNTS PAYABLE UNDER THIS AGREEMENT ARE SUBJECT TO CERTAIN SUBORDINATION PROVISIONS AS SET FORTH IN (I) THAT CERTAIN MANAGEMENT FEE SUBORDINATION AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG THE COMPANY, BAYSIDE, AND U.S. BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT FOR VARIOUS LENDERS PARTY TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF THE DATE HEREOF AND (II) THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG THE COMPANY, BAYSIDE, AND THL CREDIT OPPORTUNITIES, L.P., AS AGENT FOR CERTAIN PURCHASERS PARTY TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF THE DATE HEREOF.

MANAGEMENT AND INVESTMENT

ADVISORY SERVICES AGREEMENT

THIS MANAGEMENT AND INVESTMENT ADVISORY SERVICES AGREEMENT (this “Agreement”) is made and entered into as of December 24, 2009, by and among Surgery Center Holdings, Inc., a Delaware corporation (“Parent”), each of Parent’s direct or indirect subsidiaries listed on the Signature Page hereto (such entities together with Parent, collectively being, the “Company”), and Bayside Capital, Inc., a Florida corporation (“Bayside”).

WHEREAS, on the terms and subject to the conditions contained in this Agreement, the Company desires to engage Bayside to provide certain management, consulting and financial advisory services and Bayside desires to perform such services for the Company and its subsidiaries.

NOW, THEREFORE, in consideration of the promises and the respective mutual agreements, covenants, representations and warranties contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Appointment of Bayside On the terms and subject to the conditions provided in this Agreement, the Company appoints Bayside and Bayside accepts appointment as a management and financial advisory consultant and advisor to the Company and its subsidiaries, including the business of any companies hereafter formed or acquired by the Company or any such subsidiary. The Company hereby covenants to cause any subsidiaries which become directly or indirectly wholly owned by Parent to execute a joinder to this Agreement to be include as a Company hereunder.

2. Board of Directors Supervision. The activities of Bayside to be performed under this Agreement will be subject to the supervision of the Board of Directors of the Company (the “Board”) to the extent required by applicable law or regulation and subject to reasonable policies consistent with the terms of this Agreement adopted by the Board and in effect from time to time.

3. Authority of Bayside Subject to any limitations imposed by applicable law or regulation, Bayside will render management, consulting and financial advisory services to the Company and its subsidiaries, which services will include advice and assistance concerning any and all aspects of the operations, planning, financing and budgeting of the Company and its subsidiaries and all acquisitions, dispositions and financings undertaken by such entities, as needed from time to time, including advising the Company and its subsidiaries in their relationships with banks and other financial institutions and with accountants, attorneys, financial advisers and other professionals with respect to such services; provided, however, that no minimum number of hours is required to be devoted by Bayside on a weekly, monthly, annual or other basis. Upon the request of the Board, Bayside will make periodic reports to the Company with respect to the management and financial advisory services provided hereunder. Bayside and the Company understand that the Company may, at times, engage one or more service providers to provide services in addition to, but not in lieu of, services provided by Bayside under this Agreement.

4. Reimbursement of Expenses; Independent Contractor.

4.1 All obligations or expenses incurred by Bayside (including, but not limited to, legal, accounting and other advisors’ fees and expenses) in the performance of its duties under this Agreement will be for the account of, on behalf of, and at the expense of the Company and its subsidiaries. Bayside will not be obligated to make any advance to, or for the account of, the Company or any subsidiary or to pay any sums, except out of funds held in accounts maintained by the Company or any subsidiary, nor will Bayside be obligated to incur any liability or obligation for the account of the Company or any subsidiary without assurance that the necessary funds for the discharge of the liability or obligation will be provided. The Company will pay on demand all Reimbursable Expenses. As used herein, “Reimbursable Expenses” means all (i) expenses incurred or accrued prior to the date hereof by Bayside or its affiliates in connection with this Agreement or any related transactions, consisting of their respective out-of-pocket expenses for travel and other incidentals in connection with such transactions (including, without limitation, all air travel and other travel related expenses) and the out-of-pocket expenses and fees and charges of (A) Greenberg Traurig, LLP, legal counsel, (B) Bayside’s accounting firm, and (C) any other consultants or advisors, appraisal or valuation firms, information or exchange agents, or other entities retained by Bayside in connection with such transactions, (ii) out-of-pocket expenses incurred from or after the date hereof relating to its affiliated funds’ investment in, the operations of, or the services provided by Bayside to the Company or any of its affiliates from time to time (including, without limitation, all air travel and other travel related expenses), (iii) out-of-pocket legal expenses incurred by Bayside or its affiliates from and after the date hereof in connection with the enforcement of rights or, taking of actions under this Agreement, under the Company’s or any of its subsidiaries certificates of incorporation (or similar organizational documents), or any subscription agreements, bylaws, limited liability company agreements, registration rights agreements, voting agreements or similar agreements entered into with the Company or any subsidiary in connection with investments in the Company and/or any its subsidiaries (subject to any applicable limitations on expense reimbursement rights expressly set forth in such agreements) and (iv) expenses incurred from and after the date hereof by Bayside and its affiliates which are properly allocable to the Company or any subsidiary under this Agreement.

4.2 Bayside will be an independent contractor, and nothing contained in this Agreement will be deemed or construed to (a) create a partnership or joint venture between the Company or any subsidiary and Bayside, (b) cause Bayside to be responsible in any way for the debts, liabilities or obligations of the Company, any of its subsidiaries or any other party or (c) constitute Bayside or any of its employees as employees, officers, or agents of the Company or any of its subsidiaries.

5. Other Activities of Bayside; Investment Opportunities. In recognition that Bayside and its respective Indemnitees (as defined in Section 10.1) currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which Bayside or its Indemnitees may serve as an advisor, a director or in some other capacity, and in recognition that Bayside and its Indemnitees have myriad duties to various investors and partners, and in anticipation that the Company or any subsidiary, on the one hand, and Bayside (or one or more affiliates, associated investment funds or portfolio companies, or clients of Bayside), on the other hand, may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Company and its subsidiaries hereunder and in recognition of the difficulties that may confront any advisor who desires and endeavors fully to satisfy such advisor’s duties in determining the full scope of such duties in any particular situation, the provisions of this Section 5 are set forth to regulate, define and guide the conduct of certain affairs of the Company and its subsidiaries as they may involve Bayside Except as Bayside may otherwise agree in writing after the date hereof.

5.1 Bayside and its Indemnitees will have the right: (A) to directly or indirectly engage in any business (including, without limitation, any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Company and its subsidiaries) or invest, own or deal in securities of any other person so engaged in any business, (B) to directly or indirectly do business with any client or customer of the Company and its subsidiaries, (C) to take any other action that Bayside believes in good faith is necessary to or appropriate to fulfill their obligations as described in the first sentence of Section 5, and (D) not to present potential transactions, matters or business opportunities to the Company or any of their subsidiaries, and to pursue, directly or indirectly, any such opportunity for itself, and to direct any such opportunity to another person.

5.2 Bayside and its Indemnitees will have no duty (contractual or otherwise) to communicate or present any corporate opportunities to the Company or any of its affiliates or to refrain from any actions specified in Section 5.1, and the Company, on its own behalf and on behalf of its affiliates, hereby renounce and waive any right to require Bayside or any of its Indemnitees to act in a manner inconsistent with the provisions of this Section 5.

5.3 Bayside and its Indemnitees will not be liable to the Company or any of its affiliates for breach of any duty (contractual or otherwise) by reason of any activities or omissions of the types referred to in this Section 5 or of any such person’s participation therein.

6. Compensation of Bayside

6.1 Management Fee.

6.1.1 The Company shall pay (or cause to be paid) to Bayside or its designees with respect to the management of the business operations of the Company and its subsidiaries, a cash consulting and management fee equal to $1,000,000 per annum, payable on a calendar quarterly basis in arrears in equal quarterly installments of $250,000; provided that the first payment shall be pro rated for the period beginning on the date of this Agreement through the end of such calendar quarter.

6.1.2 Additional Business Operations. If the Company or its subsidiaries acquire or enter into any additional business operations after the date of this Agreement, the Board and Bayside will, prior to the acquisition or prior to entering into the business operations, in good faith, determine whether and to what extent the applicable fee set forth in Section 6.1.1 above should be increased as a result thereof. It is expected that the fee would be increased on a proportional basis (i.e., to represent the same percentage of aggregate enterprise value). Any increase will be evidenced by a written supplement to this Agreement signed by the Company and Bayside

6.2 Investment Banking Fee. Bayside or its designees will be entitled to the fees described below with respect to the acquisition or disposition of any business operation or material assets by the Company or its subsidiaries, the sale of the Company or any of its subsidiaries, or any other transaction not in the ordinary course of business, including any public or private debt or equity financing of the Company or its subsidiaries (which shall include an initial public offering), in each case which has been introduced, arranged, managed and/or negotiated by Bayside or its affiliates (each, a “Transaction”). In connection with each Transaction, Bayside will be entitled to (A) a fee for investment banking services (the “Investment Banking Fee”) and (B) a supplemental management fee (the “Supplemental Management Fee” and together with the Investment Banking Fee, the “Transaction Fee”), in each case, that will be paid at the closing or other consummation of any Transaction. The Investment Banking Fee for a Transaction will be equal to 1% of the Transaction Value (as defined below) and the Supplemental Management Fee will also be equal to 1% of the Transaction Value. The “Transaction Value” for a Transaction shall mean (i) the enterprise value, in connection with an acquisition or disposition, (ii) the financing amount, in connection with a debt or equity financing, or (iii) the benefit value, in connection with any other transaction not in the ordinary course of business, as the case may be. The parties hereto agree that the Transaction Fee for the Transaction pursuant to that certain Purchase Agreement, dated as of December 24, 2009, by and among Surgery Center Holdings, Inc., Armenia Ambulatory Surgery Center, LLC, the Company, Surgery Center Holdings, LLC, Armenia Surgery Center and certain other parties thereto shall be $2,450,000.

7. Term. This Agreement will continue in full force and effect until the tenth (10th) anniversary of the date hereof; provided that this Agreement shall be automatically extended for an additional 12 month period unless the Company or Bayside provides written notice of its desire not to automatically extend the term of this Agreement to the other parties hereto at least

90 days prior to such date; provided further that Bayside may cause this Agreement to terminate at any time with 30 days prior written notice to the Company; provided further that this Agreement shall terminate automatically upon a Change in Control of Surgery Center Holdings, Inc. (as defined in its Certificate of Incorporation as in effect from time to time), an initial public offering of the Company or a sale of substantially all of the assets of the Company (as determined on a consolidated basis); and provided further, that each of (x) Sections 6 through 19 (whether in respect of or relating to services rendered during or after the term) will all survive any termination of this Agreement to the maximum extent permitted under applicable law and (y) any and all accrued and unpaid obligations of the Company owed under Section 4 will be paid promptly upon any termination of this Agreement. At the end of the term, all obligations of Bayside under this Agreement will terminate and any subsequent services rendered by Bayside to the Company will be separately compensated.

8. Termination. Either the Company or Bayside may terminate Bayside’s engagement under this Agreement in the event of the breach of any of the material terms or provisions of this Agreement by the other party, which breach is not cured within ten (10) business days after notice of the same is given to the party alleged to be in breach by the other party. If this Agreement is terminated by Bayside because of the breach of any of the material terms or provisions hereof by the Company, Bayside will be entitled to recover damages from the Company and will not be required to mitigate or reduce damages by seeking or undertaking other management arrangements or business opportunities.

9. Standard of Care; Limitation of Liability.

9.1 Bayside makes no representations or warranties, express or implied, in respect of the services to be provided by Bayside hereunder. Bayside (including any person or entity acting for or on behalf of Bayside) will not be liable for any mistakes of fact, errors of judgment, losses sustained by the Company or any subsidiary or acts or omissions of any kind (including for services rendered hereunder), unless caused by the gross negligence or willful misconduct of Bayside, as finally determined by a court of competent jurisdiction.

9.2 In no event will Bayside or any of its Indemnitees be liable to the Company or any of its affiliates (i) other than severally and (ii) for any indirect, special, incidental, consequential or punitive damages, including, without limitation, lost profits or savings, whether or not such damages are foreseeable, or for any third party claims (whether based in contract, tort or otherwise), relating to the services to be provided by Bayside hereunder.

10. Indemnification of Bayside

10.1 The Company hereby indemnifies and agrees to exonerate and hold Bayside and each of its former, current or future, direct or indirect directors, officers, employees, agents, advisors or affiliates, each former, current or future, direct or indirect holder (whether such holder is a limited or general partner, member, stockholder or otherwise) of any equity interests or securities of Bayside, each former, current or future assignee of each of Bayside and each former, current or future director, officer, employee, agent, advisor, general or limited partner, manager, member, stockholder, affiliate, controlling person, representative or assignee of any of the foregoing (each such person or entity, a “Related Person”) (collectively, the “Indemnitees”), each of whom is an intended third party beneficiary of this Agreement, free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, damages and costs and expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Indemnitees or any of them before or after the date of this Agreement (collectively, the “Indemnified Liabilities”), as a result of, arising out of, or in any way relating to (i) this Agreement or (ii) operations of, or services provided by Bayside to the Company, or any of their affiliates from time to time (including but not limited to any indemnification obligations assumed or incurred by any Indemnitee to or on behalf of the Company, or any of its accountants or other representatives, agents or affiliates) except for any such Indemnified Liabilities arising from such Indemnitee’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For purposes of this Section 10.1, “gross negligence or willful misconduct” will be deemed to have occurred only if so found in a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any of the foregoing limitations is so determined to apply to any Indemnitee as to any previously advanced indemnity payments made by the Company, then such payments shall be promptly repaid by such Indemnitee to the Company. The rights of any Indemnitee to indemnification hereunder will be in addition to any other rights any such person may have under any other agreement or instrument referenced above or any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. If the Indemnitees related to Bayside are similarly situated with respect to their interests in connection with a matter that may be an Indemnified Liability and such Indemnified Liability is not based on a Third-Party Claim, the Indemnitees may enforce their rights pursuant to this Section 10.01 with respect to such matter only with the consent of Bayside

10.2 In this Agreement, “Person” means any individual or corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, or other entity of any kind. A “Third-Party Claim” means any (i) claim brought by a Person other than the Company, Bayside or any Indemnitee related to Bayside and (ii) any derivative claim brought in the name of the Company that is initiated by a Person other than Bayside or any Indemnitee related to Bayside The Company further agrees that with respect to any Indemnitee who is employed, retained or otherwise associated with, or appointed or nominated by, either Bayside or any of its affiliates and who acts or serves as a director, officer, manager, fiduciary, employee, consultant, advisor or agent of, for or to the Company or any of its subsidiaries, that the Company or such subsidiaries, as applicable, shall be primarily liable for all indemnification, reimbursements, advancements or similar payments (the “Indemnity Obligations”) afforded to such Indemnitee acting in such capacity or capacities on behalf or at the request of the Company or such subsidiaries, whether the Indemnity Obligations are created by law, organizational or constituent documents, contract (including this Agreement) or otherwise. Notwithstanding the fact that either Bayside and/or any of its affiliates, other than the Company (such persons, together with its and their heirs, successors and assigns, the “Sponsor Parties”), may have concurrent liability to an Indemnitee with respect to the Indemnity Obligations, the Company hereby agrees that in no event shall the Company or any of its subsidiaries have any right or claim against any of the Sponsor Parties for contribution or have rights of subrogation against any Sponsor Parties through an Indemnitee for any payment made by the Company or any of its subsidiaries with respect to any Indemnity Obligation. In addition, the Company hereby agrees that in the event that any Sponsor Parties pay or advance an Indemnitee any amount with respect to an Indemnity Obligation, the Company will, or will cause its subsidiaries to, as applicable, promptly reimburse such Sponsor Parties for such payment or advance upon request.

11. Company Representations. The Company hereby represents and warrants to Bayside that (i) the execution, delivery and performance of this Agreement by the Company does not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound and (ii) upon the execution and delivery of this Agreement by Bayside, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

12. Successors and Assigns. Except as provided below, no party hereto has the right to assign this Agreement without the prior written consent of each of the other party. Notwithstanding the foregoing, (a) Bayside may assign all or part of its rights and obligations hereunder to any affiliate of Bayside that provides services similar to those called for by this Agreement, in which event Bayside will be released of such rights and obligations hereunder and (b) the provisions hereof for the benefit of Indemnitees other than Bayside itself shall also inure to the benefit of such other Indemnitees and their successors and assigns.

13. Notices. Any notices, requests, demands and other communications required or permitted to be given under this Agreement will be in writing and, except as otherwise specified in writing, will be given by personal delivery, facsimile transmission, PDF attachment to e-mail, express courier service or by registered or certified mail, postage prepaid, return receipt requested:

If to the Company:	Surgery Center Holdings, Inc.

Attn:

Telephone:

Facsimile:

If to Bayside:	Bayside Capital, Inc.
600 Fifth Avenue
24th Floor
New York, NY 10020
Attn: Chris Laitala
Telephone: 212-506-0500
Facsimile: 212-506-0559
Email: claitala@higcapital.com

or to such other addresses as either party hereto may from time to time give notice of (complying as to delivery with the terms of this Section 13) to the other. Notice by registered or certified mail will be effective three days after deposit in the United States mail. Notice by any other permitted means will be effective upon receipt.

14. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those which are invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and be enforced to the fullest extent permitted by law.

15. No Waiver. The failure of the Company or Bayside to seek redress for any violation of, or to insist upon the strict performance of, any term or condition of this Agreement will not prevent a subsequent act by the Company or Bayside, which would have originally constituted a violation of this Agreement by the Company or Bayside, from having all the force and effect of any original violation. The failure by the Company or Bayside to insist upon the strict performance of any one of the terms or conditions of the Agreement or to exercise any right, remedy or election herein contained or permitted by law will not constitute or be construed as a waiver or relinquishment for the future of such term, condition, right, remedy or election, but the same will continue and remain in full force and effect. Except to the extent that the Company’s rights of termination are limited herein, all rights and remedies that the Company or Bayside may have at law, in equity or otherwise upon breach of any term or condition of this Agreement, will be distinct, separate and cumulative rights and remedies and no one of them, whether exercised by the Company or Bayside or not, will be deemed to be in exclusion of any other right or remedy of the Company or Bayside

16. Entire Agreement; Amendment. This Agreement contains the entire agreement among the parties hereto with respect to the matters herein contained and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. The provisions of this Agreement may be amended only with the prior written consent of the Company and Bayside

17. Governing Law; Waiver of Jury Trial; Venue.

17.1 This Agreement, and all claims arising out of or relating to it, will be governed by and construed in accordance with the internal laws of the State of Florida without reference to the laws of any other state.

17.2 To the extent not prohibited by applicable law that cannot be waived, each party hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of, based upon or relating to this

Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this Section 17.2 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby. Any of the parties hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

17.3 The Company and Bayside hereby irrevocably and unconditionally submit, for themselves and their property, to the non-exclusive jurisdiction of any Florida state court or federal court of the United States of America sitting in Miami-Dade County, Florida and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and the Company and Bayside hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in any such Florida state court or, to the extent permitted by law, in such federal court. The Company and Bayside irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company and Bayside agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

17.4 The Company and Bayside irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection that they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Florida state court or federal court of the United States of America sitting in Miami-Dade County, Florida and any appellate court from any thereof.

18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

19. Delivery by Facsimile and Email PDF. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic means (including PDF format), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic means (including PDF format) to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic means (including PDF format) as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

*        *        *         *        *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

BAYSIDE:

BAYSIDE CAPITAL, INC.

By:

Name:	Richard Siegel

Its:	Vice President and General Counsel

THE COMPANY:

SURGERY PARTNERS HOLDINGS, INC.

By:

Name:	Michael T. Doyle

Its:	CEO

APS OF BRADENTON, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

APS OF MERRITT ISLAND, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF CORAL GABLES, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF LAKE MARY, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF LAKE WORTH, LLC

By:

Name:	Michael T. Doyle

Its:

SURGERY PARTNERS OF MERRITT ISLAND, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF MILLENIA, LLC

By:

Name:	Michael T. Doyle

Its:

SURGERY PARTNERS OF NEW TAMPA, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF PARK PLACE, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF SARASOTA, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF WESTCHASE, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS OF WEST KENDALL, L.L.C.

By:

Name:	Michael T. Doyle

Its:	CEO

ANESTHESIA MANAGEMENT SERVICES, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.

By:

Name:	Michael T. Doyle

Its:	CEO

BUSINESS IT SOLUTIONS OF TAMPA, INC.

By:

Name:	Michael T. Doyle

Its:	CEO

MEDICAL BILLING SOLUTIONS, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

SURGERY PARTNERS, LLC

By:

Name:	Michael T. Doyle

Its:	CEO

TAMPA PAIN RELIEF CENTER, INC. D/B/A ORLANDO PAIN RELIEF CENTER

By:

Name:	Michael T. Doyle

Its:	CEO

ARMENIA AMBULATORY SURGERY CENTER, LLC

By:

Name:	Michael T. Doyle

Its:	CEO